EXECUTION COPY

                AMENDMENT AND WAIVER NO. 5 TO THE LOAN DOCUMENTS

     AMENDMENT AND WAIVER dated as of October 26, 1999 to (a) the Second Amended and Restated Credit Agreement dated as of October 28, 1997 (as amended by Letter Amendment No. 1 dated as of November 18, 1997, Letter Amendment No. 2 dated as of April 16, 1998, Amendment and Waiver No. 3 to the Loan Documents dated as of June 29, 1998 and Amendment and Waiver No. 4 to the Loan Documents dated as of May 26, 1999, the "CREDIT Agreement") among FCN Holding, Inc., a Delaware corporation ("FCN HOLDING"), International Family Entertainment, Inc., a Delaware corporation ("IFE"), Saban Entertainment, Inc., a Delaware corporation ("SABAN"), Fox Family Properties, Inc., a Delaware corporation ("FOX PROPERTIES"), Fox Family Management, LLC, a Delaware limited liability company ("FOX MANAGEMENT" and, together with FCN Holding, IFE, Saban and Fox Properties, the "Borrowers"), Fox Kids Holdings, LLC, a Delaware limited liability company ("HOLDINGS"), as Guarantor, the banks, financial institutions and other institutional lenders (collectively, the "LENDERS") party to the Credit Agreement, Citicorp USA, Inc., as administrative agent (the "ADMINISTRATIVE AGENT") for such Lenders and the other Secured Parties referred to therein, and Salomon Smith Barney Inc. (formerly known as Citicorp Securities, Inc.), Chase Securities, Inc. and BankBoston, N.A., as Co-Arrangers for the Facilities referred to therein, (b) the Fox Kids Guarantee dated October 28, 1997 (as amended by Letter Amendment No. 2 dated as of April 16, 1998, Amendment and Waiver No. 3 to the Loan Documents dated as of June 29, 1998 and Amendment and Waiver No. 4 to the Loan Documents dated as of May 26, 1999, the "FOX KIDS GUARANTEE") made by Fox Kids in favor of the Secured Parties referred to therein, (c) the Pledge and Assignment Agreement dated as of October 28, 1997 (as amended by Amendment and Waiver No. 3 to the Loan Documents dated as of June 29, 1998 and Amendment and Waiver No. 4 to the Loan Documents dated as of May 26, 1999 and as further amended, supplemented or otherwise modified through the date hereof, the "PLEDGE AND ASSIGNMENT AGREEMENT") made by Fox Kids, Holdings and each of the Subsidiaries of Holdings listed on the signature pages thereof, as pledgors, to and in favor of the Administrative Agent, and (d) the other Loan Documents referred to in the Credit Agreement. Capitalized terms not otherwise defined in this Amendment and Waiver shall have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

     (1) The Borrowers have requested that the Lenders agree to amend and otherwise modify the Credit Agreement and the other Loan Documents in order to permit:

          (a) all of the Equity Interests in Fox Kids Europe Limited, Fox Kids France SARL, TV 10 Holdings, Saban Merchandising and Licensing GmbH, Saban Entertainment Italy Srl and Saban Entertainment (UK) Ltd. (collectively, the "RESTRUCTURED EUROPEAN SUBSIDIARIES"), certain properties, assets and businesses of Saban International, N.V. and Saban International Paris SARL, and the Intercompany Note dated June 28, 1999 of IFE owing to FKE Holdings (the "EXISTING IFE INTERCOMPANY NOTE") to be sold, contributed or otherwise transferred from Saban and certain of its Subsidiaries to Fox Kids Europe, N.V., a newly created Dutch company that prior to the consummation of the FKE Equity Offering (as hereinafter defined) will be a wholly owned Subsidiary of Saban ("FOX KIDS EUROPE"), so that, upon the consummation of all such sales, contributions and transfers, Fox Kids Europe (i) will own substantially all of the existing television, merchandising, home video and Internet rights, and all amounts receivable under existing distribution or exploitation agreements due on or after the Restructuring Effective Date (as hereinafter defined), in and to the children's television series and specials owned or controlled by Saban and certain of its Subsidiaries, subject to third party participation claims, and the future rights to Internet technologies and applications relating to children's programming and properties of Saban and certain of its Subsidiaries, for distribution in the territories set forth in Part III of Annex A hereto and (ii) will have the right to acquire the same rights in such territories in all children's programming and properties produced or acquired by Saban and certain of its Subsidiaries in the future, all as more fully described in Part I of Annex A hereto (together with the contributions by FKE Holdings and, in turn, by Fox Kids SPC2 of the Existing IFE Intercompany Note described in clause (c)(i) below, collectively, the "EUROPEAN SUBSIDIARIES RESTRUCTURING");

          (b) the sale by Fox Kids Europe of a portion of its Voting Interests to the public (the "FKE EQUITY OFFERING") pursuant to an effective registration statement under the Securities Act of 1933, as amended, or an exemption from the registration requirements thereof, and otherwise on the terms and conditions of the Final Offering Memorandum to be dated November 1999 (the "FINAL OFFERING MEMORANDUM");

          (c) (i) the contribution by FKE Holdings to Fox Kids SPC2, Inc., a California corporation and a newly created, wholly owned subsidiary of FKE Holdings ("FOX KIDS SPC2"), and, in turn, the contribution by Fox Kids SPC2 to Fox Kids Europe of the Existing IFE Intercompany Note as part of the European Subsidiaries Restructuring and (ii) upon the consummation of the FKE Equity Offering, the restatement of the Existing IFE Intercompany Note on the terms and conditions of the IFE/FKE Senior Notes (as hereinafter defined); and

          (d) the issuance by IFE of a senior unsecured note due May 2020 in favor of Fox Kids Europe (together with the restated IFE Intercompany Note referred to in clause (c)(ii) above, the "IFE/FKE SENIOR NOTES") in a principal amount equal to the loan made by Fox Kids Europe to IFE on the Offering Effective Date (as hereinafter defined) with the aggregate amount of cash proceeds received by Fox Kids Europe in the FKE Equity Offering in excess of $160,000,000.

The European Subsidiaries Restructuring, the FKE Equity Offering, the contributions by FKE Holdings to Fox Kids SPC2 and, in turn, by Fox Kids SPC2 to Fox Kids Europe of the Existing IFE Intercompany Note, the subsequent restatement of the Existing IFE Intercompany Note on the terms and conditions of the IFE/FKE Senior Notes and, if applicable, the issuance of the additional IFE/FKE Senior Note are hereinafter collectively referred to as the "AMENDMENT NO. 5 TRANSACTIONS".

     (2) The Lenders have indicated their willingness to agree to amend the Credit Agreement and the other Loan Documents in order, among other things, to permit the amendments and modifications thereto described in the foregoing Preliminary Statements on the terms and subject to the satisfaction of conditions set forth herein.

     SECTION 1. AMENDMENTS TO CERTAIN PROVISIONS OF THE CREDIT AGREEMENT EFFECTIVE ON THE RESTRUCTURING EFFECTIVE DATE. The Credit Agreement is, upon the occurrence of the Restructuring Effective Date, hereby amended to read as follows:

          (a) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in their appropriate alphabetical order:


                                   EX-10.1 - 2

               "AMENDMENT AND WAIVER NO. 5" means Amendment and Waiver No. 5 to the Loan Documents dated as of October 26, 1999.

               "AMENDMENT NO. 5 TRANSACTIONS" means, collectively, (a) the consummation of the European Subsidiaries Restructuring and the FKE Equity Offering, (b) the execution and delivery, and the satisfaction of the conditions precedent to effectiveness, of Amendment and Waiver No. 5 to the Loan Documents, (c) the contributions by FKE Holdings to Fox Kids SPC2 and, in turn, by Fox Kids SPC2 to FKE of the Intercompany Note dated June 28, 1999 of IFE and the subsequent restatement of such Intercompany Note of IFE on the terms and conditions of the IFE/FKE Senior Notes, (d) the issuance of the additional IFE/FKE Senior Note, if applicable, and (e) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.

               "EUROPEAN SUBSIDIARIES RESTRUCTURING" means the restructuring of the ownership of the Equity Interests in Fox Kids Europe Limited, Fox Kids France SARL, TV 10 Holdings, Saban Merchandising and Licensing GmbH, Saban Entertainment Italy Srl and Saban Entertainment (UK) Ltd., certain properties, assets and businesses of SINV and Saban International Paris SARL and the Intercompany Note dated June 28, 1999 of IFE by and from Saban and certain of its Subsidiaries to FKE so that, upon the consummation of such restructuring, FKE will own all of the FKE Intangibles and will have a right of first negotiation to acquire the same types of rights as comprise the FKE Intangibles in the same territories as are included in the FKE Intangibles in all children's programming produced or acquired by SINV in the future, together with the absolute right to acquire from SINV such rights in such territories in such future children's programming, all as more fully described in Part I of Annex A to Amendment and Waiver No. 5.

               "EUROPEAN SUBSIDIARIES RESTRUCTURING EFFECTIVE DATE" means the first date on which all of the conditions precedent to the effectiveness of the European Subsidiaries Restructuring set forth in Amendment and Waiver No. 5 were satisfied.

               "FKE"means Fox Kids Europe, B.V. and, after the conversion of such Person from a besloten vennootschap organized under the laws of The Netherlands to a naamloze vennootschap organized under the laws of The Netherlands as part of the European Subsidiaries Restructuring, Fox Kids Europe, N.V., in either case a Subsidiary of Saban.

               "FKE EQUITY OFFERING" means the sale of Voting Interests in FKE made to the public by FKE pursuant to an effective registration statement under the Securities Act, or an exemption from the registration requirements thereof, and otherwise on the terms and conditions described in the Final Offering Memorandum dated (or to be dated) November 1999, copies of which have been furnished to all of the Lenders.

               "FKE EQUITY OFFERING EFFECTIVE DATE" means the first date on which all of the conditions precedent to the effectiveness of the FKE Equity Offering set forth in Amendment and Waiver No. 5 were satisfied.


                                   EX-10.1 - 3

               "FKE INTANGIBLES" means the existing terrestrial, cable and satellite television, merchandising, home video and Internet rights, and all amounts receivable under existing distribution or exploitation agreements due on or after the European Subsidiaries Restructuring Effective Date, in and to children's television series and specials owned or controlled by SINV, subject to third party participation claims, and the future rights to Internet technologies and applications relating to children's programming and properties of SINV, for distribution in the territories set forth in Part III of Annex A to Amendment and Waiver No. 5.

               "FOX KIDS SPC2" means Fox Kids SPC2, Inc., a California corporation and a direct wholly owned subsidiary of FKE Holdings.

               "IFE/FKE SENIOR NOTES" means one or more senior unsecured notes of IFE due May 2020 comprised of the restated Intercompany Note dated June 28, 1999 of IFE in an aggregate principal amount of $104,114,000 (of which $4,114,000 represents capitalized interest on such Intercompany Note to the European Subsidiaries Restructuring Effective
          Date) and the principal amount of the loan, if any, made by FKE to IFE on the FKE Equity Offering Effective Date with the cash proceeds received by FKE in the FKE Equity Offering in excess of $160,000,000; PROVIDED, HOWEVER, that (a) such senior unsecured notes of IFE shall not accrue interest payable in cash at a rate per annum of more than 10.5%, (b) no payment of the principal amounts outstanding under such senior unsecured notes shall be required to be made prior to October 31, 2005, (c) any prepayment or payment of amounts outstanding from time to time under such senior unsecured notes shall be expressly permitted under Section 5.02(p), (d) the Obligations under the IFE/FKE Senior Notes shall be owing at all times to FKE or one or more of its wholly owned Subsidiaries or to one or more of the Borrowers and their wholly owned Subsidiaries and (e) all of the other terms and conditions of such senior unsecured notes shall be reasonably satisfactory to the Lenders.

               "1999 FBC SUBSCRIPTION AGREEMENT" means the Subscription Agreement dated as of June 28, 1999 between FKE Holdings and FBC, as amended by Amendment No. 1 to be dated on or about the European Subsidiaries Restructuring Effective Date.

               "SINV" means Saban International, N.V., a corporation organized under the laws of the Netherlands Antilles and a wholly owned Subsidiary of Saban."

          (b) The definition of "FOREIGN SUBSIDIARY PLEDGE AGREEMENTS" set forth in Section 1.01 of the Credit Agreement is hereby restated in its entirety to read as follows:

               "FOREIGN SUBSIDIARY PLEDGE AGREEMENTS" means, collectively, (a) the Amended and Restated Pledge Agreement of Shares dated the Phase II Closing Date among Saban, SINV and the Administrative Agent, (b) the Pledge Agreement dated the Phase II Closing Date between Saban and the Administrative Agent, (c) the Deed of Pledge of Shares dated the Phase II Closing Date among Saban, Saban International Paris SARL and the Administrative Agent, (d) the Pledge Agreement of Shares dated on or prior to the European Subsidiaries Restructuring Effective Date among Saban, certain of its Subsidiaries and the Administrative Agent and
          (e) each of the other pledge agreements, assignment agreements (or other similar documents) governed by the laws of a jurisdiction outside of the United States of America that is delivered pursuant to Section


                                   EX-10.1 - 4

          5.02(j), in each of the foregoing cases as amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms hereof and Section 9.01."

          (c) The definition of "RESTRICTED SUBSIDIARY" set forth in Section
     1.01 of the Credit Agreement is hereby amended to add the following new parenthetical at the end of clause (a) thereof:

          "(other than the special purpose companies organized in a jurisdiction of the United States as part of the European Subsidiaries Restructuring and referred to as "SPC3" and "SPC5" in Annex A to Amendment and Waiver No. 5, which will be (or will have been) liquidated on or immediately following the FKE Equity Offering Effective Date)".

          (d) Section 5.01(j) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of clause (vi) thereof, (ii) to delete the punctuation "." at the end of clause (vii) thereof and to substitute therefor the new language "; and", (iii) to delete the language "(iv), (vi) or (vii) of Section 5.02(f)" at the end of clause (vii) thereof and to substitute therefor the new language "(iv), (vi), (vii) or (x) of Section 5.02(f)" and (iv) to add the following new clause (viii) thereto:

          "(viii) the making and holding of the loans to IFE as evidenced by the IFE/FKE Senior Notes and the making and holding of loans by, and capital contributions from, Saban to Fox Kids Europe Limited and Fox Kids France SARL in accordance with Section 5.02(e)(v)(D)."

          (e) Section 5.01 of the Credit Agreement is hereby further amended to add to the end of such Section 5.01 the following new subsection (l):

               "(l) COVENANT TO REESTABLISH SECURITY INTEREST, ETC. If the FKE Equity Offering Effective Date shall not have occurred on or prior to December 15, 1999, each of the Borrowers and the Restricted Subsidiaries (including, without limitation, the special purpose companies that are wholly owned Domestic Subsidiaries and are referred to as "SPC3" and "SPC5" in Annex A to Amendment and Waiver No. 5), shall, no later than December 15, 1999, (i) cause the Intercompany Note dated June 28, 1999 of IFE otherwise transferred as part of the European Subsidiaries Restructuring to be acquired (or reacquired) by a Borrower other than IFE or a Restricted Subsidiary and pledged and assigned (or repledged and reassigned) thereby to the Administrative Agent for the benefit of the Secured Parties as Collateral, (ii) pledge and assign and repledge and reassign, as applicable, to the Administrative Agent for the benefit of the Secured Parties all of the Equity Interests in, and all of the Intercompany Notes issued by, the Restructured European Subsidiaries (as defined in Amendment and Waiver No. 5) intended to comprise part of the Collateral, and any other items of Collateral that were released by the Lenders and the Agents on the European Subsidiaries Restructuring Effective Date and (iii) take all actions necessary to comply with the requirements of Section 5.02(j), all as though Sections 1(g)(iv), 4(b)(ii), 4(c) and 4(d) of Amendment and Waiver No. 5 had not become effective."

          (f) Section 5.02(b) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of subclause (ii)(A) thereof, (ii) to delete the language "; and" at the end of


                                   EX-10.1 - 5
     subclause (ii)(B) thereof and to substitute therefor the new language ", and", (iii) to add the following new subclause (ii)(C):

               "(C) Indebtedness evidenced by the Intercompany Note dated June 28, 1999 of IFE owing to FKE (as successor in interest to FKE Holdings upon the contribution thereto as part of the European Subsidiaries Restructuring);", and

     (iv) to delete the phrase "otherwise expressly permitted under Section 5.02(e)(xii)" in the sixth and seventh lines of subclause (iii)(C) thereof and to substitute therefor the new phrase "otherwise expressly permitted under Section 5.02(e)(v)(D) or 5.02(e)(xii)".

               (g) Section 5.02(d) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of subclause (iii)(B) thereof and to substitute therefor the new punctuation ",", (ii) to delete the phrase "any of their respective Subsidiaries" at the end of subclause
          (iii)(C) thereof immediately following the language "any of the Borrowers or " and to substitute therefor the new phrase "any of the Restricted Subsidiaries", (iii) to add immediately prior to the PROVISO clause to clause (iii) thereof the following new subclause
          (iii)(D) thereto:

                  "and (D) any of the Unrestricted Subsidiaries may sell, lease, transfer or otherwise dispose of any of its property or assets to any of the other Unrestricted Subsidiaries", and

     (iv) to renumber the existing clause (xii) thereof as clause (xi) of
     Section 5.02(d).

          (h) Section 5.02(e) of the Credit Agreement is hereby amended (i) to delete the word "or" at the end of subclause (v)(B) thereof and to substitute therefor the new punctuation ",", (ii) to add the following new subclause (v)(D) thereto:

          "and (D) Saban in Fox Kids Europe Limited and Fox Kids France SARL comprised solely of loans and cash capital contributions made (directly or indirectly through FKE Holdings) in the ordinary course of business prior to the European Subsidiaries Restructuring Effective Date in an aggregate amount not to exceed $36,000,000",

     (iii) to delete the phrase "in accordance with clause (vii), (viii), (ix) or (xii) of Section 5.02(d)" in clause (viii) thereof and to substitute therefor the phrase "in accordance with clause (vii), (viii), (ix) or (xi) of Section 5.02(d)", (iv) to delete the word "and" at the end of clause
     (xii) thereof, (v) to delete the punctuation "." at the end of clause
     (xiii) thereof and to substitute therefor the new language "; and" and (vi) to add the following new clause (xiv) thereto:

               "(xiv) as part of the European Subsidiaries Restructuring, Investments by Saban and one or more of the Restricted Subsidiaries in FKE, either directly or indirectly, of all of the Equity Interests in Fox Kids Europe Limited, Fox Kids France SARL, TV 10 Holdings, Saban Merchandising and Licensing GmbH, Saban Entertainment Italy Srl and Saban Entertainment (UK) Ltd., certain properties, assets and businesses of SINV and Saban International Paris SARL and the Intercompany Note dated June 28, 1999 of IFE in exchange for at least 51% of the outstanding Equity Interests in FKE (on a fully diluted basis); PROVIDED that immediately before and after giving PRO FORMA effect to each such Investment, no Default shall have occurred and be continuing."


                                   EX-10.1 - 6

          (i) Section 5.02(g) of the Credit Agreement is hereby amended to restate clause (ii) thereof in its entirety to read as follows:

               "(ii) Amend, modify or change in any manner any of the terms or conditions of any of the Surviving Indebtedness or any of the other Intercompany Notes, except (A) that the terms and conditions of the Intercompany Note dated June 28, 1999 of IFE may be amended to reflect the capitalization of all accrued and unpaid interest thereon to the European Subsidiaries Restructuring Effective Date and to conform to the terms of the IFE/FKE Senior Notes upon the restatement thereof on the FKE Equity Offering Effective Date , (B) as part of the European Subsidiaries Restructuring, the terms of the Intercompany Notes of Fox Kids Europe Limited and Fox Kids France SARL that evidence the loans made by Saban and FKE Holdings in accordance with Section 5.02(e)(v)(D) may be amended to replace (1) the maturity thereof upon demand with a maturity date that is no earlier than May 31, 2002 and
          (2) the payment of interest on demand with scheduled periodic interest payments to occur no more frequently than semiannually, and (C) as otherwise expressly permitted under the terms of the Loan Documents or, solely in the case of the Intercompany Notes, as, either individually or in the aggregate, could not adversely affect Fox Kids or any of its Subsidiaries or any of the rights or interests of the Administrative Agent or the Lenders in any manner;".

          (j) Section 5.02(l) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "(l) AMENDMENTS TO CONSTITUTIVE DOCUMENTS. Amend, or permit any of its Subsidiaries to amend, its Constitutive Documents, except that
          (i) Holdings or any of its Subsidiaries may amend its certificate or articles of association (or similar Constitutive Documents) to change its legal name, (ii) FKE may amend its Articles of Association to convert FKE from a besloten vennootschap organized under the laws of The Netherlands to a naamloze vennootschap organized under the laws of The Netherlands as part of the European Subsidiaries Restructuring and
          (iii) Holdings or any of its Subsidiaries may amend its bylaws (or similar Constitutive Documents) in such a manner as, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; PROVIDED that copies of any such amendment to the Constitutive Documents of Holdings or any such Subsidiary shall be delivered to the Administrative Agent at least ten Business Days prior to the date on which such amendments are intended to become effective; and PROVIDED FURTHER that Holdings or its applicable Subsidiary shall have executed and filed such financing statements, or amendments thereto, and such instruments and notices, and shall have taken such other actions, as may be necessary or as the Administrative Agent may reasonably deem desirable and may request in order to perfect and preserve the pledges, assignments and security interests granted or purported to be granted under the Pledge and Assignment Agreement."

          (k) Section 5.03(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "(c) ANNUAL FINANCIALS. As soon as available and in any event within 120 days after the end of each Fiscal Year, an unaudited Consolidated balance sheet of Holdings and its Subsidiaries as of the end of such Fiscal Year and unaudited


                                   EX-10.1 - 7

          Consolidated statements of operations, stockholders' equity and cash flows of Holdings and its Subsidiaries for such Fiscal Year, setting forth in comparative form, in the case of each such Consolidated balance sheet, the corresponding figures as of the last day of the immediately preceding Fiscal Year from the Consolidated balance sheet for such Persons for such immediately preceding Fiscal Year and, in the case of each such Consolidated statement of operations, stockholders' equity or cash flows, the corresponding figures for the immediately preceding Fiscal Year, all in reasonable detail, together with an "AGREED UPON PROCEDURES" report prepared in accordance with the guidelines of the American Institute of Certified Public Accountants then in effect from Ernst & Young LLP (or other independent public accountants of recognized standing reasonably acceptable to the Required Lenders) for the reconciliation of the Consolidated financial statements of Holdings and its Subsidiaries for such Fiscal Year with the audited Consolidated financial statements of Fox Kids and its Subsidiaries for such Fiscal Year delivered to the Lenders pursuant to Section 7(i)(ii) of the Fox Kids Guarantee."

          (l) Section 5.03(d) of the Credit Agreement is hereby amended (i) to delete the existing clause (ii) thereof, (ii) to renumber the existing clauses (iii), (iv), (v) and (vi) thereof as clauses (ii), (iii), (iv) and
     (v) of Section 5.03(d), respectively, and (iii) to delete the language "in the case of any such financial statements delivered to the Lenders pursuant to Section 5.03(b)," at the beginning of the renumbered clauses (iv) and
     (v) of Section 5.03(d).

          (m) Section 7.01(c) of the Credit Agreement is hereby amended to delete the language "5.01(j) or 5.01(k)" in the third line of clause (i) thereof and to substitute therefor the new language "5.01(j), 5.01(k) or 5.01(l)".

     SECTION 2. AMENDMENTS TO CERTAIN PROVISIONS OF THE CREDIT AGREEMENT EFFECTIVE ON THE OFFERING EFFECTIVE DATE. The Credit Agreement is, upon the occurrence of the Offering Effective Date, hereby amended to read as follows:

          (a) The definition of "CONSOLIDATED CASH INTEREST EXPENSE" set forth in Section 1.01 of the Credit Agreement is hereby amended (i) to delete the word "and" in the last line thereof immediately following the phrase "any deferred payment obligation" and to substitute therefor the punctuation "," and (ii) to add in the last line thereof after the phrase "not payable in cash" the following new subclause (D):

          "and (D) interest expense paid or payable by IFE in respect of Indebtedness outstanding under the IFE/FKE Senior Notes".

          (b) The definition of "CONSOLIDATED EBITDA" set forth in Section 1.01 of the Credit Agreement is hereby amended to add the following new PROVISO clause at the end of such definition:

          "; PROVIDED, HOWEVER, that in the case of Fox Kids and its Subsidiaries or Holdings and its Subsidiaries, as the case may be, but solely with respect to any Measurement Period ending after September 30, 1999, Consolidated EBITDA shall be increased to include, solely to the extent any such amount is otherwise deducted in the determination of the Consolidated Net Income of such Person and its Subsidiaries for such period, (A) any nonrecurring, noncash restructuring charges taken in accordance with GAAP in connection with the consummation of the Amendment No. 5 Transactions, (B) the aggregate amount of all transaction fees and expenses paid to any Person that is not an


                                   EX-10.1 - 8

          Affiliate of Fox Kids or any of its Subsidiaries in connection with the consummation of the Amendment No. 5 Transactions and (C) any noncash charges taken in accordance with GAAP for increases in the value of the options to purchase common stock of Fox Kids, which options were issued to the Fox Kids Optionholders on or prior to the FKE Equity Effective Date, that result solely from increases in the market value of the ordinary shares of FKE".

          (c) The definition of "FIXED CHARGE COVERAGE RATIO" set forth in
     Section 1.01 of the Credit Agreement is hereby amended to add the following new parenthetical at the end of subclause (b)(v) thereof after the language "Fox Kids and its Subsidiaries during such period":

          "(other than the mandatory prepayment of outstanding Advances made on the FKE Equity Offering Effective Date with the proceeds of the IFE/FKE Senior Notes)".

          (d) Section 2.04(b) of the Credit Agreement is hereby amended (i) to add in the third line of subclause (iv)(B) thereof after the phrase "or subclause (iii)(A), (iii)(C) or (iii)(G), of Section 5.02(b)" the new language "and, except to the extent such reduction is expressly required thereunder, subclause (ii)(C) of Section 5.02(b) hereof" and (ii) to add in the third line of subclause (iv)(C) thereof after the phrase "pursuant to subclause (v), (vi) or (vii) of Section 5.02(f) hereof" the new language "and, except to the extent such reduction is expressly required thereunder, subclause (ix) of Section 5.02(f) hereof".

          (e) Section 4.01(ll) of the Credit Agreement is hereby amended (i) to delete the word "or" in the second line thereof after the phrase "on the Effective Date" and to substitute therefor the new punctuation "," and (ii) to add in the second line thereof after the phrase "the TV 10 Transactions Effective Date" the new language ", the Foreign Subsidiaries Restructuring Effective Date or the FKE Equity Offering Effective Date".

          (f) Section 5.02(b) of the Credit Agreement is hereby amended (i) to restate subclause (ii)(C) thereof in its entirety to read as follows:

               "(C) Indebtedness evidenced by the IFE/FKE Senior Notes, and the restatement on the FKE Equity Offering Effective Date of the Intercompany Note dated June 28, 1999 of IFE owing to FKE (as successor in interest to FKE Holdings) on the terms and conditions of the IFE/FKE Senior Notes; PROVIDED that all of the Net Cash Proceeds received from the issuance of the IFE/FKE Senior Notes shall be (or shall have been) applied on the date of receipt thereof to reduce the Commitments in accordance with, and to the extent required under,
          Section 2.04(b)(iv) and to prepay the Advances outstanding at such time in accordance with, and to the extent required under, Section 2.05(b); and PROVIDED FURTHER that the payee of such Indebtedness shall be at all times FKE or one or more of its wholly owned Subsidiaries or one or more of the Borrowers and their wholly owned Subsidiaries;", and

     (ii) to delete the language "any of subclauses (iii)(B)" in the second and third lines of subclause (iii)(N) thereof and to substitute therefor the new language "any of subclauses (ii)(C), (iii)(B)".

          (g) Section 5.02(d) of the Credit Agreement is hereby amended (i) to add the following new PROVISO clause at the end of clause (iv) thereof:


                                   EX-10.1 - 9

          " PROVIDED, HOWEVER, that notwithstanding the foregoing provisions of this clause (iv), the Borrowers and the applicable Unrestricted Subsidiaries may wind up, liquidate or otherwise dissolve the special purpose companies organized in a jurisdiction of the United States as part of the European Subsidiaries Restructuring and referred to as "SPC3" and "SPC5" in Annex A to Amendment and Waiver No. 5 within ten Business Days of the FKE Equity Offering Effective Date so long as all of the property and assets thereof are distributed to, and all of their liabilities and other Obligations are assumed by, their respective shareholders upon their winding-up, liquidation or dissolution, as the case may be;",

     (ii) to delete the word " and" at the end of clause (x) thereof, (iii) to delete the punctuation "." at the end of clause (xi) thereof and to substitute therefor the new language "; and" and (iv) to add the following new clause (xii) thereto:

               "(xii) at any time prior to the consummation of the FKE Equity Offering, FKE Holdings may sell and otherwise transfer to FBC all of the Equity Interests in FKE received thereby upon the organization of FKE in satisfaction of its Obligations under the 1999 FBC Subscription Agreement; PROVIDED that the Fair Market Value of all such Equity Interests in FKE so issued to FBC shall not exceed the purchase price paid therefor under the 1999 FBC Subscription Agreement."

          (h) Section 5.02(f) of the Credit Agreement is hereby amended (i) to delete the language ", (vii) or (viii) of this Section 5.02(f)" in the tenth and eleventh lines thereof and to substitute therefor the new language ", (vii), (viii) or (ix) of this Section 5.02(f)", (ii) to delete the word "and" at the end of subclause (ii)(C) thereof after the language "Section 8(c)(iv) of the Fox Kids Guarantee" and to substitute therefor the new punctuation ",", (iii) to add at the end of clause (ii) thereof the following new subclause (ii)(E):

          "and (E) to pay additional compensation to one or more of its senior executives during the calendar year ending December 31, 1999 in connection with the FKE Equity Offering in an aggregate amount not to exceed $6,500,000",

     (iv) to delete the word "and" at the end of clause (vii) thereof, (v) to delete the punctuation "." at the end of clause (viii) thereof and to substitute therefor the new punctuation ";" and (vi) to add the following new clauses (ix) and (x) thereto:

               "(ix) FKE may issue and sell its ordinary shares in the FKE Equity Offering; provided that upon consummation of the FKE Equity Offering, the Borrowers and the Restricted Subsidiaries shall continue to own and control legally and beneficially Voting Interests in FKE representing at least 51% of the combined voting power of all of the Voting Interests in FKE (on a fully diluted basis) and Equity Interests in FKE representing at least 51% of the issued and outstanding Equity Interests in FKE (on a fully diluted basis); and PROVIDED FURTHER that FKE receives not less than $140,000,000 in gross proceeds in cash from such issuance and sale and applies such proceeds on the date of receipt thereof in the following manner:

                    (A) FIRST, at least $100,000,000 of the Net Cash Proceeds so received by FKE shall be paid to SINV in full satisfaction of the Intercompany Note of FKE owing to SINV (which Intercompany Note was issued in partial


                                  EX-10.1 - 10
               consideration for the transfer of the FKE Intangibles, and assumed by FKE, in the European Subsidiaries Restructuring) and, immediately thereafter, paid to Saban in satisfaction of co-production costs funded by Saban in the ordinary course of business and, immediately thereafter, applied by Saban as follows:

                         (1) not more than $25,000,000 of such payment so
                    received by Saban may be retained thereby for use in the business and operations of the Borrowers and their Subsidiaries in the ordinary course; and

                         (2) the remaining proceeds of such payment so received
                    by Saban shall be applied to reduce the Commitments in accordance with, and to the extent required under, Section 2.04(b)(iv) and to prepay the Advances outstanding at such time in accordance with, and to the extent required under,
                    Section 2.05(b);

                    (B) SECOND, not more than $60,000,000 of the Net Cash
               Proceeds so received by FKE may be retained thereby for use in the businesses and operations of FKE and its Subsidiaries in the ordinary course; and

                    (C) THIRD, all remaining Net Cash Proceeds so received by
               FKE shall be advanced (either directly or through the repayment of amounts outstanding under existing Intercompany Notes among IFE and its Affiliates) to IFE on the terms and conditions of the IFE/FKE Senior Notes and immediately applied by IFE in accordance with the terms of Section 5.02(b)(ii)(C); and

               (x) FKE may issue and sell its ordinary shares, or options or other rights to acquire its ordinary shares, to one or more employees of FKE and its Subsidiaries pursuant to a stock option plan duly adopted by the board of directors of FKE so long as (A) the aggregate number of ordinary shares of FKE so issued and sold (or subject to all options and other rights so issued and sold) shall not exceed 10% of the outstanding ordinary shares of FKE on the date of the related issuance and sale (on a fully diluted basis), (B) the purchase price for any ordinary shares of FKE so issued and sold, or the exercise price for any options or other rights so issued and sold, shall not be less than the Fair Market Value of the date of such issuance and sale, and such purchase price shall be paid in cash or with a loan or advance from one of the Borrowers or their Subsidiaries otherwise permitted under Section 5.02(e)(vi) and (C) immediately after giving effect to each such issuance and sale, the Borrowers and the Restricted Subsidiaries shall continue to own and control legally and beneficially Voting Interests in FKE representing at least 51% of the combined voting power of all of the Voting Interests in FKE (on a fully diluted basis) and Equity Interests in FKE representing at least 51% of the issued and outstanding Equity Interests in FKE (on a fully diluted basis)."

          (i) Section 5.02(g) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of subclause (i)(E) thereof, (ii) to delete the punctuation ";" at the end of subclause (i)(F) thereof and to substitute therefor the new language ", and" and (iii) to add the following new subclause (i)(G) thereto:

               "(G) the prepayment of amounts outstanding from time to time under the IFE/FKE Senior Notes in accordance with Section 5.02(p);".


                                  EX-10.1 - 11

          (j) Section 5.02 of the Credit Agreement is hereby further amended to add at the end of such Section 5.02 the following new subsection (p):

               "(p) PAYMENTS UNDER THE IFE/FKE SENIOR NOTES. Pay, prepay, redeem, purchase, defease or otherwise satisfy in cash all or any portion of the IFE/FKE Senior Notes (whether principal, interest, fees or other amounts) unless immediately before and after giving PRO forma effect to such payment, prepayment, redemption, purchase, defeasance or other satisfaction, no Default shall have occurred and be continuing."

     SECTION 3. AMENDMENTS TO CERTAIN PROVISIONS OF THE FOX KIDS GUARANTEE EFFECTIVE ON THE RESTRUCTURING EFFECTIVE DATE. The Fox Kids Guarantee is, upon the occurrence of the Restructuring Effective Date, hereby amended to read as follows:

          (a) Section 6(aa) of the Fox Kids Guarantee is hereby amended (i) to delete the word "or" in the second line thereof after the phrase "on the Effective Date" and to substitute therefor the new punctuation "," and (ii) to add to the second line thereof after the phrase "on the TV 10 Transactions Effective Date" the new phrase ", the European Subsidiaries Restructuring Effective Date or the FKE Equity Offering Effective Date".

          (b) Section 7(g) of the Fox Kids Guarantee is hereby amended (i) to delete the word "and" at the end of clause (vi) thereof, (ii) to delete the punctuation "." at the end of clause (vii) thereof and to substitute therefor the new language "; and" and (iii) to add the following new clause
     (viii) thereto:

               "(viii) the making and holding of the loans to IFE as evidenced by the IFE/FKE Senior Notes and the making and holding of loans by, and capital contributions from, Saban to Fox Kids Europe Limited and Fox Kids France SARL in accordance with Section 5.02(e)(v)(D) of the Credit Agreement."

          (c) Section 8(d) of the Fox Kids Guarantee is hereby amended to add at the end of clause (iii) thereof the following new language:

          "except, solely in the case of the FBC Subordinated Notes Documents, the NAHI Subordinated Notes Documents or the Permitted Affiliate Subordinated Notes, as, either individually or in the aggregate, could not adversely affect Fox Kids or any of its Subsidiaries or any of the rights or interests of the Administrative Agent or the Lenders in any manner."

     SECTION 4. WAIVERS OF AND CONSENTS UNDER CERTAIN PROVISIONS OF THE LOAN DOCUMENTS. (a) Any and all Defaults and Events of Default under Section 7.01(c)(i) of the Credit Agreement that have occurred and are continuing as a result of the failure of Holdings and the Borrowers to deliver the financial statements required to be delivered thereby under Sections 5.03(b) or 5.03(c) of the Credit Agreement for any Fiscal Quarter or Fiscal Year occurring prior to the date of this Amendment and Waiver are hereby waived by the Lenders.

          (b) Each of the Lenders and the Agents hereby agree, on and as of the Restructuring Effective Date, but solely in connection with the consummation of the Amendment No. 5 Transactions, to waive:


                                  EX-10.1 - 12

               (i) the requirements of the second PROVISO to the definition of "FAIR MARKET Value" set forth in Section 1.01 of the Credit Agreement that a Responsible Officer certify to the Lenders the Fair Market Value of the Equity Interests in any Unrestricted Subsidiary, or the other property, assets or businesses of Saban or any of its Subsidiaries, being sold, contributed or otherwise transferred as part of the European Subsidiaries Restructuring and the Fair Market Value of the Equity Interests in Fox Kids Europe being issued to FBC in satisfaction of the Obligations of Fox Kids Europe under the 1999 FBC Subscription Agreement, or obtain an independent determination thereof from a qualified appraiser (although all of the other requirements of such definition of "FAIR MARKET VALUE" shall remain in full force and effect with respect to each such transaction); and

               (ii) the requirements of Section 5.02(j) of the Credit Agreement and Section 1(a)(ii) of the Pledge and Assignment Agreement (and the similar provisions of certain of the Foreign Subsidiary Pledge Agreements) that the Borrowers and the Restricted Subsidiaries pledge to the Administrative Agent, on behalf of the Secured Parties, up to 66% of the Voting Interests and all of the other Equity Interests in the Unrestricted Subsidiaries being organized thereby as part of the European Subsidiaries Restructuring unless either (A) such Voting Interests or other Equity Interests will continue to be owned or otherwise held directly by one or more of the Borrowers and the Restricted Subsidiaries upon consummation of the European Subsidiaries Restructuring or (B) the European Subsidiaries Restructuring is not consummated on or prior to December 15, 1999.

          (c) Each of the Lenders and the Agents hereby consent, on and as of the Restructuring Effective Date, to release all liens and security interests of the Secured Parties in (i) the Equity Interests in the Restructured European Subsidiaries comprising part of the Collateral and
     (ii) Intercompany Notes owing to each of the Restructured European Subsidiaries comprising part of the Collateral, in each case in accordance with the terms of Section 23(a) of the Pledge and Assignment Agreement (and any similar provisions of any of the other Collateral Documents).

          (d) Each of the Lenders and the Agents hereby consent, on and as of the Restructuring Effective Date, to release and discharge each of the Restructured European Subsidiaries from its guarantee of the Guaranteed Obligations (as defined in the Subsidiaries Guarantee) and all of its other Obligations under and in respect of the Loan Documents to which such Restructured European Subsidiary is a party.

     SECTION 5. CONDITIONS OF EFFECTIVENESS TO THIS AMENDMENT AND WAIVER. (a) Sections 1, 3 and 4 of this Amendment and Waiver shall become effective as of the first date (the "RESTRUCTURING EFFECTIVE DATE") on which each of the following conditions precedent shall have been satisfied:

          (i) The Administrative Agent shall have received (i) counterparts of this Amendment and Waiver executed by the Borrowers, Fox Kids, Holdings and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and Waiver and (ii) the Consent attached hereto executed by each of the Loan Parties (other than Holdings, Fox Kids and the Borrowers).


                                  EX-10.1 - 13

          (ii) The Required Lenders shall be reasonably satisfied with any and all additions and other modifications to the European Subsidiaries Restructuring from the structure described in Part I of Annex A hereto. All of the Lenders shall have received copies, certified by a Responsible Officer of Fox Kids or the Borrowers, of the 1999 FBC Subscription Agreement (as defined in Section 1) and all of the other material agreements, instruments and other documents evidencing or otherwise setting forth the terms and conditions of the European Subsidiaries Restructuring (collectively, the "RESTRUCTURING TRANSACTION DOCUMENTS") at least three Business Days prior to the Restructuring Effective Date, and shall be satisfied with any and all additions and other changes to the terms and conditions thereof from those disclosed to the Lenders prior to the date of this Amendment and Waiver.

          (iii) All of the Governmental Authorizations, and all of the consents, approvals and authorizations of, notices and filings to or with, and other actions by, any other Person necessary in connection with any aspect of the European Subsidiaries Restructuring or any of the other transactions contemplated thereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Required Lenders) and shall remain in full force and effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no Requirement of Law shall be applicable in the reasonable judgment of the Required Lenders that restrains, prevents or imposes materially adverse conditions upon any aspect of the European Subsidiaries Restructuring or any of the other transactions contemplated thereby. Each aspect of the European Subsidiaries Restructuring shall have been consummated or shall be consummated on or prior to the Restructuring Effective Date in compliance with all applicable Requirements of Law.

          (iv) The Administrative Agent shall have received on or before the Restructuring Effective Date the following, each dated such date (unless otherwise specified), in form and substance to which (unless otherwise specified) the Lenders shall not have reasonably objected and (unless otherwise specified) in sufficient copies for each of the Lenders:

               (A) A certificate of a Responsible Officer of Fox Kids or the Borrowers, in form and substance reasonably satisfactory to the Administrative Agent, certifying that immediately before and after giving PRO FORMA effect to each aspect of the European Subsidiaries Restructuring and the other transactions contemplated thereby that are to have been consummated at or prior to such time, no Default shall have occurred and be continuing and, immediately after giving effect to each aspect of the European Subsidiaries Restructuring and such other transactions contemplated thereby, Fox Kids and its Subsidiaries shall be in PRO FORMA compliance with all of the covenants set forth in Section 5.04, such compliance to have been determined on the basis of the Consolidated financial statements of Fox Kids and its Subsidiaries or Holdings and its Subsidiaries, as applicable, most recently delivered to the Lenders pursuant to Section 7(i)(i) or 7(i)(ii) of the Fox Kids Guarantee or Section 5.03(b) or 5.03(c) of the Credit Agreement, respectively, as though the European Subsidiaries Restructuring and such other transactions had been consummated on the first day of the fiscal period covered thereby.

               (B) Certified copies of (1) the resolutions of the board of directors of each Loan Party that is or is to be a party to any aspect of the European Subsidiaries Restructuring or the transactions contemplated thereby that are to have been consummated at or prior to such time approving the Restructuring Transaction Documents to which it is or is to be a party and the consummation of each aspect of the


                                  EX-10.1 - 14

          European Subsidiaries Restructuring and the other transactions contemplated by any of the foregoing involving or affecting such Loan Party, and (2) all documents evidencing necessary Governmental Authorizations, or other necessary consents, approvals, authorizations, notices, filings or actions, with respect to any of the Restructuring Transaction Documents to which it is or is to be a party or the consummation of any aspect of the European Subsidiaries Restructuring, or any of the other transactions contemplated by any of the foregoing, involving or affecting such Loan Party (other than the Constitutive Documents of any Unrestricted Subsidiary that is or will become a direct or indirect wholly owned Subsidiary of Fox Kids Europe).

               (C) A copy of the appraisal by Houlihan Lokey Howard & Zukin of the Fair Market Value of the FKE Intangibles.

               (D) A copy of the certificate or articles of incorporation (or similar Constitutive Document) of each of the wholly owned Domestic Subsidiaries created as part of the European Subsidiaries Restructuring other than the two special purpose companies organized in a jurisdiction of the United States as part of the European Subsidiaries Restructuring and referred to as "SPC3" and "SPC5" in Annex A hereto (collectively, the "NEW RESTRICTED SUBSIDIARIES"), and each amendment thereto, certified (as of a date reasonably near the Restructuring Effective Date) as being a true and complete copy thereof by the Secretary of State (or the equivalent Governmental Authority) of the jurisdiction of incorporation of such New Restricted Subsidiary.

               (E) A copy of a certificate of the Secretary of State (or the equivalent Governmental Authority) of the jurisdiction of incorporation of each New Restricted Subsidiary, dated reasonably near the Restructuring Effective Date, listing the certificate or articles of incorporation (or similar Constitutive Document) of such New Restricted Subsidiary and each amendment thereto on file in the office thereof and certifying that (1) such amendments are the only amendments to the certificate or articles of incorporation (or similar Constitutive Document) of such New Restricted Subsidiary on file in its office, (2) such New Restricted Subsidiary has paid all franchise taxes (or the equivalent thereof) to the date of such certificate and
          (3) such New Restricted Subsidiary is duly organized and is in good standing under the laws of the jurisdiction of its incorporation.

               (F) Certificates representing the Pledged Interests comprising all of the outstanding Equity Interests in the New Restricted Subsidiaries and, to the extent owned or otherwise held by the Borrowers and the Restricted Subsidiaries, Fox Kids Europe, in each case accompanied by undated stock powers or other appropriate powers duly executed in blank, and instruments evidencing the Pledged Indebtedness, if any, comprising all of the Indebtedness of any of the New Restricted Subsidiaries owing to any of the other Loan Parties, duly endorsed in blank, together with:

                    (1) proper amendments to existing financing statements (Form
               UCC-3 or a comparable form) under the Uniform Commercial Code of all jurisdictions that may be necessary or that the Administrative Agent may reasonably deem desirable in order to perfect and protect the liens and security interests created or purported to be created under the Pledge and Assignment


                                  EX-10.1 - 15

               Agreement, covering such Pledged Interests and Pledged Indebtedness, in each case completed in a manner satisfactory to the Administrative Agent; and

                    (2) evidence that all of the other actions (including,
               without limitation, the completion of all of the other recordings and filing of or with respect to the Pledge and Assignment Agreement) that may be necessary or that the Administrative Agent may reasonably deem desirable in order to perfect and protect the liens and security interests created under the Pledge and Assignment Agreement have been taken or will be taken in accordance with the terms of the Loan Documents.

               (G) One or more guarantee supplements, in substantially the form of Exhibit A to the Subsidiaries Guarantee, duly executed by each of the New Restricted Subsidiaries.

               (H) One or more pledge agreement supplements, in substantially the form of Exhibit B to the Pledge and Assignment Agreement (collectively, the "PLEDGE AGREEMENT SUPPLEMENTS"), duly executed by each of the New Restricted Subsidiaries, together with:

                    (1) certificates representing the Pledged Interests referred to therein, if any, accompanied by undated stock powers or other appropriate powers, duly executed in blank;

                    (2) instruments evidencing the Pledged Indebtedness referred to therein, if any, duly endorsed in blank;

                    (3) proper financing statements (Form UCC-1 or a comparable form) under the Uniform Commercial Code of all jurisdictions that may be necessary or that the Administrative Agent may reasonably deem desirable in order to perfect and protect the liens and security interests created or purported to be created under the Pledge Agreement Supplements and the Pledge and Assignment Agreement, covering the Collateral of the New Restricted Subsidiaries described therein, in each case completed in a manner satisfactory to the Administrative Agent and duly executed by the applicable New Restricted Subsidiary; and

                    (4) evidence that all of the other actions (including,
               without limitation, the completion of all of the other recordings and filings of or with respect to the Pledge Agreement Supplements and the Pledge and Assignment Agreement) that may be necessary or that the Administrative Agent may reasonably deem desirable in order to perfect and protect the liens and security interests created under the Pledge Agreement Supplements and the Pledge and Assignment Agreement have been taken or will be taken in accordance with the terms of the Loan Documents.

               (I) A certificate of each of the New Restricted Subsidiaries, signed on behalf of such New Restricted Subsidiary by a Responsible Officer thereof, dated the Restructuring Effective Date (the statements made in which certificate shall be true on and as of the Restructuring Effective
          Date), certifying as to:


                                  EX-10.1 - 16

                    (1) the absence of any amendments to the certificate or
               articles of incorporation (or similar Constitutive Document) of such New Restricted Subsidiary since the date of the Secretary of State's (or equivalent Governmental Authority's) certificate delivered pursuant to clause (E) of this Section 5(a)(iv) or any steps taken by the board of directors or the shareholders (or the persons performing similar functions) of such New Restricted Subsidiary to effect or authorize any further amendment, supplement or other modification thereto;

                    (2) the accuracy and completeness of the bylaws (or the
               equivalent Constitutive Documents, if any) of such New Restricted Subsidiary as in effect on the date on which the resolutions of the board of directors (or the persons performing similar functions) of such New Restricted Subsidiary referred to in clause (B) of this Section 5(a)(iv) were adopted and on the Restructuring Effective Date (a copy of which shall be attached to such certificate);

                    (3) the due organization and good standing of such New
               Restricted Subsidiary as a Person organized under the laws of the jurisdiction of its organization, and the absence of any proceeding (either pending or contemplated) for the dissolution, liquidation or other termination of the existence of such New Restricted Subsidiary;

                    (4) the legal and beneficial ownership by such New
               Restricted Subsidiary of all of the Collateral in which such New Restricted Subsidiary has purported to have granted a lien and security interest to the Administrative Agent, on behalf of the Secured Parties, under the Collateral Documents, free and clear of all Liens, except for the liens and security interests created under the Loan Documents;

                    (5) the accuracy in all material respects of the
               representations and warranties made by such New Restricted Subsidiary in the Loan Documents to which it is or is to be a party as though made on and as of the Restructuring Effective Date, before and after giving effect to this Amendment and Waiver and the European Subsidiaries Restructuring; and

                    (6) the absence of any event occurring and continuing, or
               resulting from this Amendment and Waiver or any aspect of the European Subsidiaries Restructuring, that would constitute a Default other than the Defaults and Events of Default expressly waived under Section 4.

               (J) A certificate of the Secretary or an Assistant Secretary of each of the New Restricted Subsidiaries certifying the names and true signatures of the officers of such New Restricted Subsidiary authorized to sign each of the Loan Documents to which it is or is to be a party and the other agreements, instruments and documents to be delivered hereunder and thereunder.


                                  EX-10.1 - 17

               (K) A Deed of Pledge of Shares, in substantially the form of the Deed of Pledge of Shares dated the Phase II Closing Date, dated the Restructuring Effective Date (the "DUTCH FKE PLEDGE") among Saban and its applicable Subsidiaries (including Fox Kids Europe) and the Administrative Agent, duly executed by Saban, Fox Kids Europe and each such Subsidiary, together with evidence that all of the actions (including, without limitation, the completion of all of the recordings and filings of or with respect to the Dutch FKE Pledge) that may be necessary or that the Administrative Agent may reasonably deem desirable in order to perfect and protect the liens and security interests created under the Dutch FKE Pledge have been taken or will be taken in accordance with the terms of the Loan Documents.

               (L) A favorable opinion of Troop, Steuber, Pasich, Reddick & Tobey, LLP, special counsel for the Loan Parties, in form and substance satisfactory to the Lenders.

               (M) A favorable opinion of Squadron, Ellenoff, Plesent & Sheinfeld, LLP, New York counsel for the Loan Parties, in form and substance satisfactory to the Lenders.

               (N) A favorable opinion of Stibbe Simont Monahan Duhot, Dutch counsel for the Loan Parties, in form and substance satisfactory to the Lenders.

          (v) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the date first above written and the Restructuring Effective Date, before and after giving effect to this Amendment and Waiver and the European Subsidiaries Restructuring and the transactions contemplated thereby, as though made on and as of such date (except (A) for any such representation and warranty that, by its terms, refers to a specific date other than the Restructuring Effective Date, in which case as of such specific date and (B) that the Consolidated financial statements of each of the Borrowers and its Subsidiaries and Fox Kids and its Subsidiaries referred to in Sections 4.01(f), 4.01(g), 4.01(h) and 4.01(i) of the Credit Agreement, respectively, shall be deemed to refer to the Consolidated financial statements of each such Borrower and its Subsidiaries and Fox Kids and its Subsidiaries most recently delivered to the Administrative Agent and the Lenders pursuant to Sections 5.03(b) and 5.03(c) of the Credit Agreement and Sections 7(i)(i) and 7(i)(ii) of the Fox Kids Guarantee, respectively, on or prior to the Restructuring Effective Date and (C) that the forecasted Consolidated financial statements of Fox Kids and its Subsidiaries referred to in Section 4.01(j) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of Fox Kids and its Subsidiaries most recently delivered to the Administrative Agent and the Lenders prior to the Restructuring Effective Date).

          (vi) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment and Waiver or the European Subsidiaries Restructuring, that constitutes a Default other than the Defaults and Events of Default expressly waived under Section 4.

          (vii) The Restructuring Effective Date shall have occurred on or prior to December 15, 1999.


                                  EX-10.1 - 18

          (b) Section 2 of this Amendment and Waiver shall become effective as of the first date (the "OFFERING EFFECTIVE DATE") on which each of the following conditions precedent shall have been satisfied:

               (i) The Restructuring Effective Date shall have occurred. The Offering Effective Date shall have occurred on or prior to December 15, 1999.

               (ii) The Required Lenders shall be reasonably satisfied with any and all additions and other modifications (A) to the FKE Equity Offering from the structure described in Part I of Annex A hereto and
          (B) the terms and conditions of the IFE/FKE Senior Notes from the terms and conditions thereof disclosed to the Lenders prior to the Restructuring Effective Date. All of the Lenders shall have received copies, certified by a Responsible Officer of Fox Kids or the Borrowers, of the Final Offering Memorandum, the form of the IFE/FKE Senior Notes and all of the other material agreements, instruments and other documents evidencing or otherwise setting forth the terms and conditions of the Amendment No. 5 Transactions at least three Business Days prior to the Offering Effective Date, and shall be satisfied with any and all additions and other changes to the terms and conditions thereof from those disclosed to the Lenders prior to the date of this Amendment and Waiver.

               (iii) All of the Governmental Authorizations, and all of the consents, approvals and authorizations of, notices and filings to or with, and other actions by, any other Person necessary in connection with any aspect of the Amendment No. 5 Transactions or any of the other transactions contemplated thereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Required Lenders) and shall remain in full force and effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no Requirement of Law shall be applicable in the reasonable judgment of the Required Lenders that restrains, prevents or imposes materially adverse conditions upon any aspect of the Amendment No. 5 Transactions or any of the other transactions contemplated thereby. Each aspect of the Amendment No. 5 Transactions shall have been consummated or shall be consummated on or prior to the Offering Effective Date in compliance with all applicable Requirements of Law.

               (iv) The Administrative Agent shall have received on or before the Offering Effective Date a certificate of a Responsible Officer of Fox Kids or the Borrowers, dated the Offering Effective Date and otherwise in form and substance reasonably satisfactory to the Administrative Agent, certifying that immediately before and after giving PRO FORMA effect to each aspect of the Amendment No. 5 Transactions and the other transactions contemplated thereby, no Default shall have occurred and be continuing and (A) immediately after giving effect to each aspect of the Amendment No. 5 Transactions and the other transactions contemplated thereby, Fox Kids and its Subsidiaries shall be in PRO FORMA compliance with all of the covenants set forth in Section 5.04, such compliance to have been determined on the basis of the Consolidated financial statements of Fox Kids and its Subsidiaries or Holdings and its Subsidiaries, as applicable, most recently delivered to the Lenders pursuant to Section 7(i)(i) or 7(i)(ii) of the Fox Kids Guarantee or Section 5.03(b) or 5.03(c) of the Credit Agreement, respectively, as though the Amendment No. 5 Transactions and such other transactions had been consummated on the first day of the fiscal period covered thereby.


                                  EX-10.1 - 19

               (v) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the date first above written and the Offering Effective Date, before and after giving effect to this Amendment and Waiver and the Amendment No. 5 Transactions, as though made on and as of such date (except (A) for any such representation and warranty that, by its terms, refers to a specific date other than the Offering Effective Date, in which case as of such specific date and (B) that the Consolidated financial statements of each of the Borrowers and its Subsidiaries and Fox Kids and its Subsidiaries referred to in Sections 4.01(f), 4.01(g), 4.01(h) and 4.01(i) of the Credit Agreement, respectively, shall be deemed to refer to the Consolidated financial statements of each such Borrower and its Subsidiaries and Fox Kids and its Subsidiaries most recently delivered to the Administrative Agent and the Lenders pursuant to Sections 5.03(b) and 5.03(c) of the Credit Agreement and Sections 7(i)(i) and 7(i)(ii) of the Fox Kids Guarantee, respectively, on or prior to the Offering Effective Date and (C) that the forecasted Consolidated financial statements of Fox Kids and its Subsidiaries referred to in Section 4.01(j) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of Fox Kids and its Subsidiaries most recently delivered to the Administrative Agent and the Lenders prior to the Offering Effective
          Date).

               (vi) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment and Waiver or the Amendment No. 5 Transactions, that constitutes a Default.

               (vii) The Borrowers shall have paid to the Administrative Agent, for the account of each of the Lenders that has executed and delivered a counterpart of this Amendment and Waiver to the Administrative Agent on or prior to the date of this Amendment and Waiver (or advised the Administrative Agent in a manner satisfactory to it that such Lender has executed this Amendment and Waiver on or prior to the date of this Amendment and Waiver), an amendment fee of 0.05% on the aggregate Commitments of such Lender.

               (viii) All of the accrued fees and expenses of the Administrative Agent and the Lenders (including the accrued fees and expenses of counsel for the Administrative Agent) shall have been paid in full.

The effectiveness of each of Sections 1, 3 and 4 (in accordance with subsection
(a) of this Section 5) and Section 2 (in accordance with subsection (b) of this
Section 5) of this Amendment and Waiver is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment and Waiver is subject to the provisions of Section 9.01 of the Credit Agreement.

     SECTION 6. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after each of the Restructuring Effective Date and the Offering Effective Date, as applicable, (i) each reference in the Credit Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF " or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment and Waiver, as applicable; (ii) each reference in the Fox Kids Guarantee to "THIS GUARANTEE", "HEREUNDER", "HEREOF " or words of like import referring to the Fox Kids Guarantee, and


                                  EX-10.1 - 20
each reference in each of the other Loan Documents to "THE FOX KIDS GUARANTEE", "THEREUNDER", "THEREOF " or words of like import referring to the Fox Kids Guarantee, shall mean and be a reference to the Fox Kids Guarantee, as amended and otherwise modified by this Amendment and Waiver, as applicable; (iii) each reference in the Pledge and Assignment Agreement to "THIS AGREEMENT," "HEREUNDER" "HEREOF", or words of like import referring to such Pledge and Assignment Agreement and each reference in each of the other Loan Documents to "THE PLEDGE AND ASSIGNMENT AGREEMENT," "THEREUNDER", "THEREOF" or words of like import referring to the Pledge and Assignment Agreement, shall mean and be a reference to the Pledge and Assignment Agreement, as amended and otherwise modified by this Amendment and Waiver, as applicable; (iv) each reference in the Subsidiaries Guarantee to "THIS Guarantee", "HEREUNDER", "HEREOF" or words of like import referring to the Subsidiaries Guarantee, and each reference in the Notes and each of the other Loan Documents to "THE SUBSIDIARIES GUARANTEE", "THEREUNDER", "THEREOF " or words of like import referring to the Subsidiaries Guarantee, shall mean and be a reference to the Subsidiaries Guarantee, as amended and otherwise modified by this Amendment and Waiver, as applicable; and
(v) each reference in each Collateral Document to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to such Collateral Document, and each reference in the Notes and each of the other Loan Documents to "THE COLLATERAL DOCUMENTS", "THEREUNDER", "THEREOF " or words of like import referring to such Collateral Document, shall mean and be a reference to such Collateral Document, as amended and otherwise modified by this Amendment and Waiver, as applicable.

     (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended, supplemented and otherwise modified by the amendments, supplements, waivers and affirmations specifically provided above in Sections 1 through 4, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, each of the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended and otherwise modified in accordance with this Amendment and Waiver.

     (c) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Secured Parties or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

     SECTION 7. COSTS AND EXPENSES. Each of the Borrowers hereby severally agrees to pay, upon demand, all of the reasonably and properly documented costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and Waiver and all of the instruments, agreements and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 9.05 of the Credit Agreement.

     SECTION 8. EXECUTION IN COUNTERPARTS. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.


                                  EX-10.1 - 21

     SECTION 9. GOVERNING LAW. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, excluding (to the fullest extent a New York court would permit) any rule of law that would cause application of the laws of any jurisdiction other than the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                        THE LOAN PARTIES

                                        FCN HOLDING, INC.

                                        By  /S/ MEL WOODS
                                            --------------------------
                                             Name:  Mel Woods
                                             Title: President


                                        INTERNATIONAL FAMILY
                                        ENTERTAINMENT, INC.

                                        By  /S/ MEL WOODS
                                            --------------------------
                                             Name:  Mel Woods
                                             Title: President


                                        SABAN ENTERTAINMENT, INC.

                                        By  /S/ STAN GOLDEN
                                            --------------------------
                                              Name:  Stan Golden
                                              Title: President


                                        FOX FAMILY MANAGEMENT, LLC

                                        By   Haim Saban, as its Manager

                                              /S/ HAIM SABAN
                                              -------------------------


                                  EX-10.1 - 22

                                        FOX FAMILY PROPERTIES, INC.

                                        By  /S/ MEL WOODS
                                            --------------------------
                                             Name:  Mel Woods
                                             Title: President


                                        FOX FAMILY WORLDWIDE, INC.

                                        By  /S/ MEL WOODS
                                            --------------------------
                                             Name:  Mel Woods
                                             Title: President


                                        FOX KIDS HOLDINGS, LLC

                                        By  Fox Family Worldwide, Inc.
                                             as its Managing Member

                                        By  /S/ MEL WOODS
                                            --------------------------
                                             Name:  Mel Woods
                                             Title: Authorized Signatory


                                  EX-10.1 - 23

                                        THE AGENTS AND THE LENDERS

                                        CITICORP USA, INC., as Agent and as
                                          Lender

                                        By  /S/ ELIZABETH H. MINNELLA
                                            ----------------------------
                                             Name:  Elizabeth H. Minnella
                                             Title: Vice President


                                        SALOMON SMITH BARNEY INC., as Agent

                                        By  /S/ WILLIAM L. HARTMANN
                                            ------------------------------
                                             Name:  William L. Hartmann
                                             Title: Attorney-In-Fact


                                  EX-10.1 - 24

                                        BANKBOSTON, N.A., as Agent and as
                                          Lender

                                        By  /S/ ROBERT F. MILORDI
                                            ------------------------------
                                             Name:
                                             Title:


                                  EX-10.1 - 25

                                        THE CHASE MANHATTAN BANK, as
                                           Lender

                                        By  /S/ JOAN FITZGIBBON
                                            ------------------------------
                                             Name:  Joan M. Fitzgibbon
                                             Title: Managing Director


                                        CHASE SECURITIES, INC., as Agent

                                        By  /S/ JOHN P.HALTMAIER
                                            ------------------------------
                                              Name:  John P. Haltmaier
                                              Title: Vice President


                                  EX-10.1 - 26

                                        BANK OF AMERICA, N.A., as Lender

                                        By  /S/ SEAN W. CASSIDY
                                            ------------------------------
                                             Name:  Sean W. Cassidy
                                             Title: Vice President


                                  EX-10.1 - 27

                                        THE BANK OF NOVA SCOTIA, as Lender

                                        By  /S/ IAN A. HODGART
                                            ------------------------------
                                             Name:  Ian A. Hodgart
                                             Title: Authorized Signatory


                                  EX-10.1 - 28

                                        FLEET BANK, N.A., as Lender

                                        By  /S/ TANYA CROSSLEY
                                            ------------------------------
                                             Name:  Tanya M. Crossley
                                             Title: Vice President


                                  EX-10.1 - 29

                                        THE INDUSTRIAL BANK OF JAPAN
                                          LIMITED, LOS ANGELES AGENCY, as
                                          Lender

                                        By  /S/ CARL-ERIC BENZINGER
                                            ------------------------------
                                             Name:  Carl-Eric Benzinger
                                             Title: SVP & SDGM


                                  EX-10.1 - 30

                                        TORONTO-DOMINION (TEXAS), INC., as
                                           Lender

                                        By  /S/ MARK A. BAIRD
                                            ------------------------------
                                             Name:  Mark A. Baird
                                             Title: Vice President


                                  EX-10.1 - 31

                                        SOCIETE GENERALE, NEW YORK
                                           BRANCH, as Co-Agent and as Lender

                                        By  /S/ ELAINE KHALIL
                                            ------------------------------
                                             Name:  Elaine Khalil
                                             Title: Vice President


                                  EX-10.1 - 32

                                        THE BANK OF NEW YORK, as Lender

                                        By  /S/ STEPHEN M. NETTLER
                                            ------------------------------
                                             Name:  Stephen M. Nettler
                                             Title: Assistant Vice President


                                  EX-10.1 - 33

                                        BANQUE NATIONALE DE PARIS, as
                                          Lender

                                        By  /S/ NUALA MARLEY
                                            ------------------------------
                                             Name:  Nuala Marley
                                             Title: Vice President

                                        By  /S/ BRIAN M. FOSTER
                                            ------------------------------
                                             Name:  Brian M. Foster
                                             Title: Vice President


                                  EX-10.1 - 34

                                        THE MITSUBISHI TRUST AND BANKING
                                           CORPORATION, LOS ANGELES
                                           AGENCY, as Lender

                                        By
                                            ------------------------------
                                             Name:
                                             Title:


                                  EX-10.1 - 35

                                        THE SUMITOMO BANK, LIMITED, as
                                            Lender

                                        By
                                            ------------------------------
                                             Name:
                                             Title:


                                  EX-10.1 - 36

                                        CRESTAR BANK, as Lender

                                        By  /S/ THOMAS C. KING
                                            ------------------------------
                                             Name:  Tom King
                                             Title: Assistant Vice President


                                  EX-10.1 - 37

                                        THE DAI-ICHI KANGYO BANK, LIMITED,
                                           as Lender

                                        By  /S/ THOMAS CHA
                                            ------------------------------
                                             Name:  Thomas Cha
                                             Title: Account Officer


                                  EX-10.1 - 38

                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK, as Lender

                                        By  /S/ WILLIAM IMGRASSIN
                                            ------------------------------
                                             Name:  William Imgrassin
                                             Title: V.P.


                                  EX-10.1 - 39

                                        GENERAL ELECTRIC CAPITAL
                                          CORPORATION, as Lender

                                        By  /S/ ROBERT M. KADLICK
                                            ------------------------------
                                             Name:  Robert M. Kadlick
                                             Title: Duly Authorized Signatory


                                  EX-10.1 - 40

                                        FIRST HAWAIIAN BANK, as Lender

                                        By
                                            ------------------------------
                                             Name:
                                             Title:


                                  EX-10.1 - 41

                                        ISRAEL DISCOUNT BANK LIMITED, LOS
                                          ANGELES AGENCY., as Lender

                                        By  /S/ HIEU T. NGUYEN
                                            ------------------------------
                                             Name:  Hieu T. Nguyen
                                             Title: Vice President


                                  EX-10.1 - 42

                                    CONSENT

     Reference is made to (a) Amendment and Waiver No. 5 dated as of October 26, 1999 (the "AMENDMENT AND WAIVER"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and Waiver and in the Credit Agreement referred to therein), (b) the Second Amended and Restated Credit Agreement dated as of October 28, 1997 (as amended by Letter Amendment No. 1 dated as of November 18, 1997, Letter Amendment No. 2 dated as of April 16, 1998, Amendment and Waiver No. 3 to the Loan Documents dated as of June 29, 1998, Amendment and Waiver No. 4 dated as of May 26, 1999, the Amendment and Waiver, the "CREDIT AGREEMENT") among FCN Holding, Inc., International Family Entertainment, Inc., Saban Entertainment, Inc., Fox Family Properties, Inc. and Fox Family Management, LLC (collectively, the "BORROWERS"), Fox Kids Holdings, LLC, a Delaware limited liability company ("HOLDINGS"), as Guarantor, the banks, financial institutions and other institutional lenders (collectively, the "LENDERS") party to the Credit Agreement, Citicorp USA, Inc., as administrative agent (the "ADMINISTRATIVE AGENT") for such Lenders and the other Secured Parties referred to therein, and Salomon Smith Barney Inc. (formerly known as Citicorp Securities, Inc.), Chase Securities, Inc. and BankBoston, N.A., as Co-Arrangers for the Facilities referred to therein, and (c) the other Loan Documents referred to therein.

     Each of the undersigned, in its capacity as (a) a Guarantor under the Second Amended and Restated Subsidiaries Guarantee dated October 28, 1997 (the "SUBSIDIARIES GUARANTEE") in favor of the Secured Parties referred to therein and a Pledgor under the Pledge and Assignment Agreement and/or (b) a Pledgor under the Pledge and Assignment Agreement and/or under one or more of the following Agreements, (i) the Amended and Restated Memorandum of Deposit of Shares of Equity Interests dated October 28, 1997 (the "U.K./SABAN U.K. PLEDGE AGREEMENT") between Saban and the Administrative Agent, (ii) the Amended and Restated Memorandum of Deposit of Shares of Equity Interests dated October 28, 1997 (the "U.K./FKE PLEDGE AGREEMENT"), among FKE Holdings, Fox Kids Network Europe Holdings, Inc. and the Administrative Agent, (iii) the Deeds of Pledge dated September 4, 1997 and June 24, 1998 (collectively, the "NETHERLANDS PLEDGE AGREEMENT"), among FKE Holdings, T.V. 10 and the Administrative Agent, (iv) the Amended and Restated Pledge Agreement of Shares dated September 4, 1997 (the "NETHERLANDS ANTILLES PLEDGE AGREEMENT"), among Saban, SINV and the Administrative Agent, (v) the Pledge Agreement dated September 4, 1997 (the "GERMAN PLEDGE AGREEMENT") among Saban and the Administrative Agent, (vi) the Deed of Pledge of Shares dated September 4, 1997 (the "FRENCH/FOX KIDS PLEDGE AGREEMENT"), among FKE Holdings, Fox Kids Network, Fox Kids France SARL and the Administrative Agent and (vii) the Deed of Pledge of Shares dated September 4, 1997 (together with the U.K./Saban U.K. Pledge Agreement, the U.K./FKE Pledge Agreement, the Netherlands Pledge Agreement, the Netherlands Antilles Pledge Agreement, the German Pledge Agreement and the French/Fox Kids Pledge Agreement, the "FOREIGN SUBSIDIARY PLEDGE AGREEMENTS"), among Saban, Saban International Paris SARL and the Administrative Agent, hereby consents to the execution, delivery and performance of the Amendment and Waiver and agrees that:


                                  EX-10.1 - 43

          (A) each of the Subsidiaries Guarantee, the Pledge and Assignment Agreement, the Foreign Subsidiary Pledge Agreements and the other Collateral Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on each of the Restructuring Effective Date and the Offering Effective Date, except that, on and after each of the Restructuring Effective Date and the Offering Effective Date, as applicable, (1) each reference to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment and Waiver, (2) each reference to "THE FOX KIDS GUARANTEE",


                                  EX-10.1 - 44

     "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Fox Kids Guarantee shall mean and be a reference to the Fox Kids Guarantee, as amended and otherwise modified by the Amendment and Waiver, (3) each reference to the "THE PLEDGE AND ASSIGNMENT AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Pledge and Assignment Agreement shall mean and be a reference to the Pledge and Assignment Agreement, as amended and otherwise modified by the Amendment and Waiver, (4) each reference to "THE SUBSIDIARIES GUARANTEE", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Subsidiaries Guarantee shall mean and be a reference to the Subsidiaries Guarantee, as amended and otherwise modified by the Amendment and Waiver, and (5) each reference to the "THE COLLATERAL DOCUMENTS", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to any Collateral Document shall mean and be a reference to such Collateral Document, as amended and otherwise modified by the Amendment and Waiver; and

          (B) as of each of the Restructuring Effective Date and the Offering Effective Date, as applicable, the Pledge and Assignment Agreement and the Foreign Subsidiary Pledge Agreements to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

     This Consent shall be governed by, and construed in accordance with, the laws of the State of New York, excluding (to the fullest extent a New York court would permit) any rule of law that would cause application of the laws of any jurisdiction other than the State of New York.

     Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.


                                         ANGEL GROVE PRODUCTIONS, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                         BUGBOY PRODUCTIONS, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                         CYBERPROD, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                  EX-10.1 - 45

                                         FOX KIDS EUROPE HOLDINGS, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                         ERIK PRODUCTIONS

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President

                                         FOX KIDS (LATIN AMERICA), INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         FOX KIDS WORLDWIDE, L.L.C.

                                         By  Fox Kids Holdings, LLC,
                                                as Managing Member

                                              By Fox Family Worldwide, Inc.,
                                                    as Managing Member

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                  EX-10.1 - 46

                                         IAN PRODUCTIONS, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                         INTERPROD, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                         KIDS ROCK, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                         LAUREL WAY PRODUCTIONS, INC.

                                         By  /S/ STAN GOLDMAN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                         MMPR PRODUCTIONS, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                         POCKET PRODUCTIONS, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President

                                  EX-10.1 - 47

                                         SABAN DOMESTIC SERVICES, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                         SABAN FOODS, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                         SABAN INTERNATIONAL SERVICES, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                         SABAN MERCHANDISING, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                         SABAN/SCHERICK PRODUCTIONS, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                         SANDSCAPE, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                  EX-10.1 - 48

                                         TEEN DREAM PRODUCTIONS, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                         MELVILLE PRODUCTIONS, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                         FCNH SUB, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                         FOX CHILDREN'S PRODUCTIONS, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         FOX CHILDREN'S NETWORK, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         STORYMAKERS, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                  EX-10.1 - 49

                                         FOX KID'S MUSIC, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         FOX CHILDREN'S MUSIC, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         FAMILY CHANNEL PICTURES, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         FAMILY DEVELOPMENT CORP.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         FAMILY GAME SHOWS, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         GAME TV, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                  EX-10.1 - 50

                                         GILMORE ACQUISITION CORP.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         HOME PRODUCTIONS, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         IFE CHINA, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         IFE DIRECT MARKETING, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         IFE JAKE ACQUISITION CORP.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         IFE LATIN AMERICA, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                  EX-10.1 - 51

                                         LYNNHAVEN ACQUISITION CORP.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         MOBILINK PARTNERS, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         MTM ACQUISITION COMPANY, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         MTM ENTERPRISES, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         MTM ENTERTAINMENT, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         MTM HOLDING COMPANY, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                  EX-10.1 - 52

                                         PRETENDER PRODUCTIONS, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         UNITED STATES FAMILY
                                            ENTERTAINMENT, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         RED CHECK, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         PLAZA PICTURES, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         PAPER GARDENS, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         WEBSTER PARK, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                  EX-10.1 - 53

                                         APRIL PARK, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         FAMILY SATELLITE BROADCASTING
                                           SERVICES, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         F.F.P. WEST, L.L.C.

                                         By  Mel Woods, as its Manager
                                             /S/ MEL WOODS
                                            ------------------------------


                                         FIRST PAPER, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         FOX FAMILY MUSIC, L.L.C.

                                         By  Mel Woods, as its Manager
                                             /S/ MEL WOODS
                                            ------------------------------


                                         FOX FAMILY MUSIC, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                  EX-10.1 - 54

                                         FOX FAMILY POST PRODUCTION, INC.

                                         By  /S/ STAN GOLDEN
                                           -------------------------------
                                             Name: Stan Golden
                                             Title: President


                                         FOX FAMILY POST PRODUCTION, L.L.C.

                                         By  Mel Woods, as its Manager
                                             /S/ MEL WOODS
                                            -------------------------------

                                         FOX FAMILY RECORDING ARTISTS, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         HOPSCOTCH PRODUCTIONS, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         MONUMENT PRODUCTIONS, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         KID GUMBO PRODUCTIONS, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                  EX-10.1 - 55

                                         FOX KIDS TOURING, L.L.C.

                                         ByMel Woods, as its Manager
                                            /S/ MEL WOODS
                                           -------------------------------

                                         FOXKIDS.COM, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         FOX LATIN PRODUCTIONS, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         CABLE HEALTH TV, INC.

                                         By  /S/ MEL WOODS
                                           -------------------------------
                                             Name: Mel Woods
                                             Title: President


                                         FOX KIDS EUROPE LIMITED

                                         By  /S/ YNON KREIZ
                                           -------------------------------
                                            Name: Ynon Kreiz
                                            Title: Authorized Signatory


                                         FOX KIDS SPC1, INC.

                                         By  /S/ JACQUELINE GOLD GRENFELD
                                           -------------------------------
                                            Name: Jacqueline Gold Grenfeld
                                            Title: Secretary


                                  EX-10.1 - 56

                                         FOX KIDS SPC2, INC.

                                         By  /S/ JACQUELINE GOLD GRENFELD
                                           -------------------------------
                                            Name: Jacqueline Gold Grenfeld
                                            Title: Secretary


                                  EX-10.1 - 56